                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 11, 2002
                                                         -----------------

                              PATRON HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Nevada                          0-25675                   88-0346441
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


212 West Kinzie Street, Chicago, Illinois                                60610
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (312) 493-2171


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

     Patron Holdings, Inc. (the "Company") has engaged Grant Thornton, LP ("GT") as its new independent auditor, effective December 11, 2002. During the years ended December 31, 2000 and December 31, 2001 and the interim period between December 31, 2001 and December 10, 2002, the Company did not consult with GT regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement or a reportable event.

     On December 13, 2002, the Company received the resignation of its prior auditor, Grassano Accounting, PA ("Grassano"). Grassano's report on the financial statements of the Company for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Grassano did not audit the Company's financial statements for the year ended December 31, 2000. The Company's dismissal of its auditors for the year ended December 31, 2000 and its retention of Grassano are reflected in the Current Report on Form 8-K filed by the Company on March 27, 2002 and amended on July 8, 2002, each of which reports are incorporated herein by reference.

     During the year ended December 31, 2001 and the interim period between December 31, 2001 and December 12, 2002, there were no disagreements between the Company and Grassano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassano, would have caused it to make reference to the subject matter of the disagreements in connection with its report. A letter from Grassano is attached as Exhibit 16.1 to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit
Number        Description of Exhibit
-------       ----------------------

16.1 Letter of Grassano Accounting PA regarding change in certifying accountant.

16.2 Current Report on Form 8-K, filed by the Company on March 27, 2002 and incorporated herein by reference.

16.3 Current Report on Form 8-K, filed by the Company on July 8, 2002 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PATRON HOLDINGS, INC.

                                                By: /s/ Marie Meisenbach Graul
                                                    --------------------------
                                                    Marie Meisenbach Graul
                                                    Chief Financial Officer

Date: December 16, 2002

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit
-------          ----------------------
*16.1            Letter of Grassano Accounting PA regarding change in certifying accountant.

---------------------
* Filed herewith.